UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
December 12, 2012
(Date of Earliest Event Reported)

(Exact name of registrant as specified in its charter)

Kentucky (State of incorporation)	001-33998 (Commission file number)	61-0156015 (IRS Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400, Louisville, Kentucky 40222 (Address of principal executive offices) (Zip Code)

(502) 636-4400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)- 2 -

Item 7.01	Regulation FD Disclosure.

Churchill Downs Incorporated (CDI) (NASDAQ: CHDN), Executive Vice President and Chief Financial Officer, William E. Mudd along with CDI's Vice President of Finance and Treasurer, Mike Anderson, will participate in Wells Fargo Securities 2012 Boston Gaming Conference on Wednesday, Dec. 12, 2012.

Mudd and Anderson will participate in small group sessions and one-on-one meetings. A copy of presentation notes will be available on Wednesday, Dec. 12, 2012 beginning at 8 a.m. EST at http://ir.churchilldownsincorporated.com/events.cfm.

This information in Item 7.01 of this Current Report on Form 8-K, including the exhibit relating hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Wells Fargo Securities 2012 Boston Gaming Conference Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED

December 12, 2012	/s/ Alan K. Tse By: Alan K. Tse Title: Executive Vice President, General Counsel and Secretary